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                        SECURTIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report   SEPTEMBER 10 2004

                                  EPIXTAR CORP.
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               (Exact name of Registrant as specified in charter)


Florida                      011-15499                      55-0722193
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(State or Other          (Commission File No.)         (IRS Employer
Jurisdiction of                                        Identification No.)
Incorporation)

                  11900 Biscayne Blvd., , Miami, Florida 33181
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                    (Address of principal executive officers)

                                  305-503-8600
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                                   (Telephone)




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ITEM 3.02 UNREGISTERED SALES OF EQUITY  SECURITIES.

In September 2004 Epixtar received approximately $400,000 from Laurus Master Fund, Ltd. previously held in a restricted reserve account securing in part notes held by Laurus and others aggregating $6,000,000. In consideration for the release Epixtar (i) adjusted the conversion price of the these notes to $2.10 per share and (ii) granted new warrants to purchase 600,000 shares of our common stock at an exercise price of $2.15. Each noteholder investor previously represented they were an accredited investor. The issuance of these securities was exempt from the registration requirements of the Securities Act pursuant to
Section 4(2) thereof.










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                                    SIGNATURE

         Pursuant to the requirements of the Signature and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16 2004

                                                        EPIXTAR CORP.
                                                        (Registrant)







                                                     By: /s/Deborah Gambone
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                                                         Deborah Gambone
                                                         Vice President